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                                                                   Exhibit 23(a)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 16, 2000 (except for certain matters discussed in Note 6 to the consolidated financial statements, as to which the date is August 15, 2000) included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-62967, 33-62971, 33-72928, 333-32394,
333-68059 and 333-37913.

                                                         /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
   August 15, 2000


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